                                                                   EXHIBIT 10.18



                        UNCONDITIONAL GUARANTY AGREEMENT

       THIS GUARANTY AGREEMENT is executed as of February 8, 1996, by NRP Inc. ("Guarantor") for the benefit of Bank One, Texas, National Association ("Bank") and Banc One Leasing Corporation ("Leasing").

                                  WITNESSETH:

       WHEREAS, pursuant to that certain Loan Agreement (as the same may be amended, restated, renewed, extended, or otherwise modified, the "Loan Agreement") dated of even date herewith, by and between Bank and Advanced Telemarketing Corporation ("Borrower"), Borrower may from time to time be indebted to Bank; and

       WHEREAS, pursuant to certain lease agreements (collectively, the "Lease Agreements") between Leasing and Borrower, Borrower may from time to time be indebted to Leasing; and

       WHEREAS, Bank is not willing to make loans under the Loan Agreement or otherwise extend credit to Borrower and Leasing is not willing to enter into the Lease Agreements with Borrower unless Guarantor unconditionally guarantees payment of all present and future indebtedness and obligations of Borrower to Bank and Leasing; and

       WHEREAS, Guarantor will directly benefit from Bank's making loans to Borrower and Leasing's leasing equipment to Borrower;

       NOW, THEREFORE, as an inducement to Bank to enter into the Loan Agreement and to make loans to Borrower thereunder and to extend such additional credit as Bank may from time to time agree to extend, and to Leasing to enter into the Lease Agreements and lease equipment to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

                                   ARTICLE I
                          NATURE AND SCOPE OF GUARANTY

       Section 1.01. Guaranty of Obligation. Guarantor hereby irrevocably and unconditionally guarantees to Bank, Leasing, and their respective successors and assigns (i) the due and punctual payment of the "Guaranteed Debt" (hereinafter defined), and (ii) the performance of all other obligations now or hereafter owed by Borrower to Bank and/or Leasing, including without limitation those under the Loan Agreement and the Lease Agreements. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Debt as primary obligor.





UNCONDITIONAL GUARANTY AGREEMENT - PAGE 1

       Section 1.02. Definition of Guaranteed Debt. As used herein, the term "Guaranteed Debt" means:

              (a) All principal, interest, attorneys' fees, commitment fees, liabilities for costs and expenses and other indebtedness, obligations and liabilities of Borrower to Bank at any time created or arising in connection with the Loan Agreement, or any amendment thereto or substitution therefor, including but not limited to all indebtedness, obligations and liabilities of Borrower to Bank arising under the notes described in the Loan Agreement, and under any renewals, modifications, increases and extensions of such notes (collectively, the "Guaranteed Notes"), and under the Loan Documents (as defined in the Loan Agreement);

              (b) All liabilities of Borrower for future advances, extensions of credit, sales on account or other value at any time given or made by Bank to Borrower, whether or not the advances, credit or value are given pursuant to commitment;

              (c) Any and all indebtedness, liabilities, obligations and duties of every kind and character of Borrower to Bank, whether now or hereafter existing or arising, regardless of whether such present or future indebtedness, liabilities, obligations or duties be direct or indirect, primary or secondary, joint, several, or joint and several, fixed or contingent, and regardless of whether such present or future indebtedness, liabilities, obligations or duties may, prior to their acquisition by Bank, be or have been payable to, or be or have been in favor of, some other person or have been acquired by Bank in any transaction with one other than Borrower; together with any and all renewals, extensions, modifications and increases of such indebtedness, liabilities, obligations and duties, or any part thereof;

              (d) All costs, expenses and fees, including but not limited to court costs and attorneys' fees, arising in connection with the collection of any or all amounts, indebtedness, obligations and liabilities of Borrower to Bank described in items (a) through (c) of this Section 1.02;

              (e) All lease payments, interest, attorneys' fees, commitment fees, liabilities for costs and expenses and other indebtedness, obligations and liabilities of Borrower to Leasing at any time created or arising in connection with the Lease Agreements, or any amendment thereto or substitution therefor, and under any renewals, modifications, increases and extensions of such debt, and under any documents executed in connection with the Lease Agreements (collectively, the "Lease Documents");

              (f) All liabilities of Borrower for future advances, extensions of credit, sales on account or other value at any time given or made by Leasing to Borrower, whether or not the advances, credit or value are given pursuant to Lease Agreements (but not including any liabilities acquired from third parties); and





UNCONDITIONAL GUARANTY AGREEMENT - PAGE 2

              (g) All costs, expenses and fees, including but not limited to court costs and attorneys' fees, arising in connection with the collection of any or all amounts, indebtedness, obligations and liabilities of Borrower to Leasing described in items (e) and (f) of this Section 1.02.

       Section 1.03. Indebtedness Not Reduced by Offset. The Guaranteed Notes, indebtedness, liabilities, obligations and other Guaranteed Debt guaranteed hereby, and the liabilities and obligations of Guarantor to Bank and Leasing hereunder, shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Bank or Leasing or against payment of the Guaranteed Debt, whether such offset, claim or defense arises in connection with the Guaranteed Debt (or the transactions created the Guaranteed Debt) or otherwise. Without limiting the foregoing or the Guarantor's liability hereunder, to the extent that either Bank or Leasing advances funds or extends credit to Borrower, and does not receive payments or benefits thereon in the amounts and at the times required or provided by applicable agreements or laws, Guarantor is absolutely liable to make such payments to (and confer such benefits on) Bank or Leasing, on a timely basis.

       Section 1.04. "Borrower" to Include New Partnerships, Corporations. If Borrower is a partnership or joint venture, the term "Borrower" as used herein shall include any new partnership or joint venture technically formed as a result of the dissolution of Borrower, or the admission of new partners or venturers to, or withdrawal of partners or venturers from, Borrower. If Borrower is a corporation, the term "Borrower" as used herein shall include any new or successor corporation technically formed as a result of any merger or reorganization of Borrower.

       Section 1.05. Payment by Guarantor. If all or any part of the Guaranteed Debt shall not be punctually paid when due, whether at maturity or earlier by acceleration or otherwise, Guarantor shall, immediately upon demand by Bank or Leasing, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate or acceleration or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Debt to Bank at Bank's principal office in Dallas, Dallas County, Texas, or Leasing, in Leasing's principal office in Fort Worth, Tarrant County, Texas, as appropriate. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Debt, and may be made from time to time with respect to the same or different items of Guaranteed Debt. Such demand shall be deemed made, given and received in accordance with Section 5.02 hereof.

       Section 1.06. No Duty to Pursue Others. It shall not be necessary for Bank or Leasing (and Guarantor hereby waives any rights which Guarantor may have to require Bank or Leasing), in order to enforce such payment from Guarantor, first to (i) institute suit or exhaust its remedies against Borrower or others liable on the Guaranteed Debt or any other person, (ii) enforce Bank's or Leasing's rights against any security which shall ever have been given to secure the Guaranteed Debt, (iii) enforce Bank's or Leasing's rights against any other guarantors of the Guaranteed Debt, (iv) join Borrower or any others liable on the Guaranteed Debt in any action





UNCONDITIONAL GUARANTY AGREEMENT - PAGE 3 seeking to enforce this Guaranty Agreement, (v) exhaust any remedies available to Bank or Leasing against any security which shall ever have been given to secure the Guaranteed Debt, or (vi) resort to any other means of obtaining payment of the Guaranteed Debt. Neither Bank nor Leasing shall be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Debt.

       Section 1.07. Waiver of Notices, etc. Guarantor agrees to the provisions of the Guaranteed Notes, the Loan Agreement, and the Lease Agreements and hereby waives notice of (i) any loans or advances made by Bank or Leasing to Borrower, (ii) acceptance of this Guaranty Agreement, (iii) any amendment or extension of the Guaranteed Notes, the Loan Agreement, the Lease Agreements, or of any other Guaranteed Debt, (iv) the execution and delivery by Borrower and Bank or Leasing of any other loan, credit, or lease agreement or of Borrower's execution and delivery of any promissory notes or other documents in connection therewith, (v) the occurrence of any breach by Borrower or Event of Default (as defined in the Loan Agreement and collateral documents thereto) or default under any Lease Agreement, (vi) Bank's or Leasing's transfer or disposition of the Guaranteed Debt, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Debt, (viii) protest, proof of non-payment or default by Borrower, or (ix) any other action at any time taken or omitted by Bank or Leasing, and, generally, all demands and notices of every kind in connection with this Guaranty Agreement, the Loan Agreement, any Lease Agreement, any documents or agreements evidencing, securing or relating to any of the Guaranteed Debt and the obligations hereby guaranteed.

       Section 1.08. Payment of Expenses. In the event that Guarantor should breach or fail to timely perform any provisions of this Guaranty Agreement, Guarantor shall, immediately upon demand by Bank or Leasing, pay Bank and Leasing all costs and expenses (including court costs and reasonable attorneys' fees) incurred by Bank and/or Leasing in the enforcement hereof or the preservation of Bank's and/or Leasing's rights hereunder. The covenant contained in this Section 1.08 shall survive the payment of the Guaranteed Debt.

       Section 1.09. Effect of Bankruptcy. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership, or other debtor, relief law, or any judgment, order or decision thereunder, either Bank or Leasing must rescind or restore any payment, or any part thereof, received by Bank or Leasing in satisfaction of the Guaranteed Debt, as set forth herein, any prior release or discharge from the terms of this Guaranty Agreement given to Guarantor by Bank or Leasing shall be without effect, and this Guaranty Agreement shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantors performance of such obligations and them only to the extent of such performance.





UNCONDITIONAL GUARANTY AGREEMENT - PAGE 4

                                   ARTICLE II
              EVENTS AND CIRCUMSTANCES NOT REDUCING OR DISCHARGING
                            GUARANTOR'S OBLIGATIONS

       Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

       Section 2.01. Modifications, etc. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Debt, or of the Guaranteed Notes, or any loan agreement, lease agreement, security agreement, collateral document or other document, instrument, contract of understanding between Borrower and Bank or Borrower and Leasing, or any other parties, pertaining to the Guaranteed Debt;

       Section 2.02. Adjustment, etc. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Bank or Leasing to Borrower or Guarantor;

       Section 2.03. Condition of Borrower or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower of any other party at any time liable for the payment of all or part of the Guaranteed Debt; or any dissolution of Borrower of Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders, partners or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor;

       Section 2.04. Invalidity of Guaranteed Debt. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Debt, or any document or agreement executed in connection with the Guaranteed Debt, for any reason whatsoever, including without limitation the fact that (i) the Guaranteed Debt, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Debt or any part thereof is ultra vires, (iii) the officers or representatives executing the Guaranteed Notes or other documents or otherwise creating the Guaranteed Debt acted in excess of their authority,
(iv) the Guaranteed Debt violates applicable usury laws, (v) Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Debt wholly or partially uncollectible from Borrower,
(vi) the creation, performance or repayment of the Guaranteed Debt (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Debt or executed in connection with the Guaranteed Debt, or given to secure the repayment of the Guaranteed Debt) is illegal, uncollectible or unenforceable, or (vii) the Guaranteed Notes, Loan Agreement, Lease Agreements, or other documents or instruments pertaining to the Guaranteed Debt have been forged or otherwise are irregular or not genuine or authentic.





UNCONDITIONAL GUARANTY AGREEMENT - PAGE 5

       Section 2.05. Release of Obligors. Any full or partial release of the liability of Borrower on the Guaranteed Debt or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Debt or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Debt in full without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to perform the Guaranteed Debt;

       Section 2.06. Other Security. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Debt;

       Section 2.07. Release of Collateral. etc. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Debt;

       Section 2.08. Care and Diligence. The failure of Bank, Leasing, or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

       Section 2.09. Status of Liens. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Debt shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Debt;

       Section 2.10. Merger. The reorganization, merger or consolidation of Borrower into or with any other corporation or entity;

       Section 2.11. Preference. Any payment by Borrower to Bank or Leasing is held to constitute a preference under bankruptcy laws, or for any reason Bank or Leasing is required to refund such payment or pay such amount to Borrower or someone else; or

       Section 2.12. Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Loan Agreement, the Lease Agreements, the Guaranteed Debt, or the security and collateral therefore, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Debt pursuant to the terms hereof; it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Debt when due, notwithstanding any occurrence,





UNCONDITIONAL GUARANTY AGREEMENT - PAGE 6 circumstance, event, action or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Debt.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

       To induce Bank to enter into the Loan Agreement and extend credit to Borrower, and to induce Leasing to enter into the Lease Agreements and lease equipment to Borrower, Guarantor represents and warrants to Bank and Leasing that:

       Section 3.01. Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Guaranteed Debt; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

       Section 3.02. No Representation by Bank or Leasing. Neither Bank, nor Leasing, nor any other party has made any representation, warranty, or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

       Section 3.03. Guarantor's Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities and debts, and has and will have property and assets in the State of Texas sufficient to satisfy and repay its obligations and liabilities.

       Section 3.04. Benefit. Guarantor is the majority shareholder of Borrower and has received, or will receive, direct or indirect benefit from the making of this Guaranty and the Guaranteed Debt and such benefit has a value reasonably equivalent to the obligations and liabilities incurred hereunder.

       Section 3.05. Directors' Determination of Benefit. The Board of Directors of Guarantor, acting pursuant to a duly called and constituted meeting, after proper notice, or pursuant to a valid unanimous consent, has determined that this Guaranty directly or indirectly benefits Guarantor and is in the interests of Guarantor.

       Section 3.06. Legality. The execution, delivery and performance by Guarantor of this Guaranty Agreement and the consummation of the transactions contemplated hereunder (i) have been duly authorized by all necessary corporate and stockholder action of Guarantor, and (ii) do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of





UNCONDITIONAL GUARANTY AGREEMENT - PAGE 7 trust, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor or any of its assets, or violate any provisions of its Certificate of Incorporation, Bylaws or any other organizational document of Guarantor; this Guaranty Agreement is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

       Section 3.07. Organization and Good Standing. Guarantor (i) is, and will continue to be, a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and (ii) possesses all requisite authority, power, licenses, permits and franchises necessary to own its assets, to conduct its business and to execute and deliver and comply with the terms of this Guaranty Agreement.

       Section 3.08. Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof.

                                   ARTICLE IV
                                   COVENANTS

       Guarantor hereby covenants and agrees with Bank and Leasing as follows:

       Section 4.01. Protection of Assets. Guarantor shall not, so long as its obligations under this Guaranty continue, transfer or pledge any material portion of its assets for less than full and adequate consideration.

       Section 4.02. Financial Statements. Guarantor shall promptly furnish to Bank at any time and from time to time such financial statements and other financial information of Guarantor as the Bank may reasonably require, in form and substance satisfactory to Bank, including, without limitation, (i) annual financial statements, statements of cash flow, and statements of contingent liabilities, all certified by the chief financial officer of Guarantor, within 120 days after the end of Guarantor's fiscal year and (ii) a copy of each 10-K and 10-Q of Guarantor within 10 days after its statutory due date.

       Section 4.03. Compliance with Loan and Lease Documents. Guarantor shall comply with all terms and provisions of the Loan Agreement, Loan Documents, Lease Agreements, and Lease Documents that apply to Guarantor.

       Section 4.04. Notifications. Guarantor shall promptly inform Bank of (i) any litigation or governmental investigation against Guarantor or affecting any security for all or any part of the Guaranteed Debt or this Guaranty which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a default under the Loan Agreement, any Lease Agreement, any of the Loan Documents, or any of the Lease Documents, (ii) any claim or controversy which might become the subject of such





UNCONDITIONAL GUARANTY AGREEMENT - PAGE 8 litigation or governmental investigation, and (iii) any material adverse change in the financial condition of Guarantor.

                                   ARTICLE V
                                 MISCELLANEOUS

       Section 5.01. Waiver. No failure to exercise, and no delay in exercising, on the part of Bank or Leasing, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Bank and Leasing hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty Agreement, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

       Section 5.02. Notices. Any notices or other communications required or permitted to be given by this Guaranty Agreement must be (i) given in writing and personally delivered or mailed by prepaid certified or registered mail, return receipt requested, or (ii) made by telecopy, followed by overnight mail delivery, to the party to whom such notice or communication is directed, to the address of such party as follows:

              Guarantor:

              NRP Inc.
              5950 Berkshire Lane, Suite 1650
              Dallas, Texas 75225

              Bank:

              Bank One, Texas, National Association
              1717 Main Street, 4th Floor
              Dallas, Texas 75201
              Attn: Judy Davis

              Leasing:

              Banc One Leasing Corporation
              500 Throckmorton
              Fort Worth, Texas 76102
              Attn: Mark Noriln

Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered as aforesaid or, if mailed, on the day it is





UNCONDITIONAL GUARANTY AGREEMENT - PAGE 9 mailed as aforesaid, or, if transmitted by telecopy, on the day that such notice is transmitted as aforesaid. Any party may change its address for purposes of this Guaranty Agreement by giving notice of such address to the other party pursuant to this Section 5.02.

       Section 5.03. Governing Law. This Guaranty Agreement has been prepared, and is intended to be performed in the State of Texas, and the substantive laws of such state shall govern the validity, construction, enforcement and interpretation of this Guaranty Agreement. For purposes of this Guaranty Agreement and the resolution of disputes hereunder, Guarantor hereby irrevocably submits and consents to, and waives any objection to, the non-exclusive jurisdiction of the courts of the State of Texas located in the Northern Judicial District of Texas, Dallas Division.

       Section 5.04. Invalid Provisions. If any provision of this Guaranty Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty Agreement, such provisions shall be fully severable and this Guaranty Agreement and shall be constructed and enforced as if such illegal, invalid or unenforceable provisions had never comprised a part of this Guaranty Agreement, and the remaining provisions of this Guaranty Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty Agreement, unless such continued effectiveness of this Guaranty Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

       Section 5.05. Entirety and Amendments. This Guaranty Agreement embodies the entire agreement between the parties and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof, and this Guaranty Agreement may be amended only by an instrument in writing executed by an authorized officer of the party against whom such amendment is sought to be enforced.

       Section 5.06. Parties Bound, Assignment. This Guaranty Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Bank and Leasing, assign any of its rights, powers, duties, or obligations hereunder.

       Section 5.07. Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty Agreement.

       Section 5.08. Multiple Counterparts. This Guaranty Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Guaranty Agreement by signing any such counterpart.

       Section 5.09. Rights and Remedies. If Guarantor becomes liable for any indebtedness owing by Borrower to Bank or Leasing, by endorsement or otherwise, other than under this





UNCONDITIONAL GUARANTY AGREEMENT - PAGE 10

Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby and the rights of Bank or Leasing hereunder shall be cumulative of any and all other rights that Bank or Leasing may ever have against Guarantor. The exercise by Bank or Leasing of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

       SECTION 5.10. WAIVER OF SUBROGATION. GUARANTOR HEREBY WAIVES ANY RIGHTS OF SUBROGATION, REIMBURSEMENT OR CONTRIBUTION WHICH GUARANTOR MAY HAVE AS A RESULT OF PAYMENT BY GUARANTOR OF THE GUARANTEED DEBT UNTIL SUCH TIME AS THE GUARANTEED DEBT IS IRREVOCABLY PAID IN FULL.

       EXECUTED as of the day and year first above written.

                                   GUARANTOR

                                   NRP INC.

                                   By:  /s/ JERRY L. SIMS, JR.
                                      -----------------------------------
                                   Name: Jerry L. Sims, Jr.
                                        ---------------------------------
                                   Title: Controller
                                         --------------------------------





UNCONDITIONAL GUARANTY AGREEMENT - PAGE 11

                         CAPITAL MAINTENANCE AGREEMENT

       THIS AGREEMENT, dated as of February 8, 1996, between NRP Inc., a Delaware corporation, ("NRP"), and Bank One, Texas, National Association ("Bank"),

                                  WITNESSETH:

       WHEREAS, NRP is the owner of a majority of the outstanding shares of Advanced Telemarketing Corporation, a Nevada corporation ("ATC"); and

       WHEREAS, ATC intends to incur Obligations, as hereinafter defined, to Bank to enable ATC to carry on its business; and

       WHEREAS, "Obligations" shall have the meaning set forth in that certain Loan and Security Agreement dated as of the date hereof between ATC and the Bank (the "Loan Agreement"); and

       WHEREAS, NRP desires to assist ATC in obtaining financing from Bank;

       WHEREAS, Bank has required, as a condition to providing financing to ATC, that NRP enter into this Agreement;

       NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

       1. Stock Ownership. During the term of this Agreement, NRP shall own, directly or through one or more of its wholly-owned subsidiaries, a majority of the outstanding shares of stock of ATC having the right to vote for the election of members of the Board of Directors of ATC.

       2. Maintenance of Leverage Ratio. During the term of this Agreement, NRP shall, from time to time, either (i) make cash contributions to ATC either as equity or as debt fully subordinated to the Obligations pursuant to a Subordination Agreement acceptable in all respects to Bank or (ii) grant to Bank a first priority perfected security interest in cash or cash equivalent collateral as security for the Guaranty executed by NRP for the benefit of Bank relating to the Obligations, in each case in such amounts equal to the lesser of (a) such amounts as are necessary for ATC to maintain a Tangible Leverage Ratio (as such term is defined in the Loan Agreement) of not more than 7.0 to
1.0 and (b) all outstanding Obligations. Upon written notice from Bank that the Tangible Leverage Ratio exceeds 7.0 to 1.0, NRP shall promptly either make such capital contribution as equity or subordinated debt or pledge such cash or cash equivalent collateral to Bank.

       3. Waivers. NRP hereby waives any failure or delay on the part of Bank in asserting or enforcing any of its rights or in making any claims or demands hereunder. NRP acknowledges notice of the terms and conditions of the Loan Agreement and hereby waives notice of any extension of credit or advance of funds by Bank to ATC and any extension of time of any payment or any other action which the Bank or any holder of the Obligations may agree or consent to, either expressly, by acquiescence or otherwise.

action which the Bank or any holder of the Obligations may agree or consent to, either expressly, by acquiescence or otherwise.

       4. Amendments and Termination. This Agreement may be amended or modified at any time by the parties hereto by a written instrument signed by both NRP and Bank. This Agreement shall not terminate until such time as all Obligations owing to the Bank have been paid in full.

       5. Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that NRP may not assign any of its obligations hereunder. This Agreement is not intended for the benefit of any person other than the Bank and holders of the Obligations, and shall not confer or be deemed to confer upon any other such person any benefits, rights or remedies hereunder.

       7. Governing Law. This Agreement shall be governed by the laws of the State of Texas other than its conflicts of law principles.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                   NRP Inc.

                                   By:  /s/ JERRY L. SIMS, JR.
                                      -----------------------------------
                                   Name: Jerry L. Sims, Jr.
                                        ---------------------------------
                                   Title: Controller
                                         --------------------------------


                                   Bank One, Texas, N.A.

                                   By: /s/ KATHLEEN ROBERTSON
                                      -----------------------------------
                                   Name: Kathleen Robertson
                                        ---------------------------------
                                   Title: Vice President
                                         --------------------------------





                                      -2-